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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         000-22697                                            77-0408542
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        (Commission                                        (IRS Employer
        File Number)                                       Identification No.)


             450 Broadway Street, Redwood City, CA               94063
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             (Address of principal executive offices)         (Zip code)


                             (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

     On November 2, 2001, At Home Corporation (the "Registrant") announced that William R. Hearst III had resigned his position as a member of the company's board of directors effective October 31, 2001. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated into this report by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.
           --------

           Exhibit No.    Description of Exhibit
              99.1        Press Release issued by the Registrant on November 2,
                          2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 1, 2001                      AT HOME CORPORATION


                                            By: /s/ DAN BRUSH
                                               ---------------------------------
                                               Dan Brush
                                               Vice President and
                                               Acting General Counsel

                                      -2-

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------

    99.1      Press Release issued by the Registrant on November 2, 2001.